                                                                    EXHIBIT 10.1

              AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT

         This Amendment Number Three to Loan and Security Agreement ("Amendment") is entered into as of December 31, 1998, by and between FOOT CAPITAL CORPORATION, a California corporation ("Foothill"), and CELEBRITY, INC., a Texas corporation, and certain of its subsidiaries (collectively, the "Borrowers"), in light of the following:

         FACT ONE: Borrowers and Foothill have previously entered into that certain Loan and Security Agreement, dated as of January 30, 1998, as amended by Amendment Number One to Loan and Security Agreement, dated as of June 5, 1998, Amendment Number Two to Loan and Security Agreement, dated as of July 7, 1998, and an amendment waiver letter, dated as of November 9, 1998 (the "Agreement").

         FACT TWO: Borrowers and Foothill desire to amend the Agreement provided for and on the conditions herein.

         NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2.    AMENDMENTS.

               2.1 Section 1.1 of the Agreement is hereby amended by adding following new definitions thereto:

         "Bridge Limit" means the following amounts during the following periods:

                  Period                   Bridge Limit
                  ------                   ------------
         July 7, 1998 through
         February 7, 1999                  $  1,000,000

         February 8, 1999 through
         February 14, 1999                 $    750,000

         February 15, 1999 through
         February 21, 1999                 $    500,000

         February 22, 1999 through
         February 28, 1999                 $    250,000

         March 1, 1999 and thereafter      $        -0-

         provided, however, that on the consummation of the Permitted Sale/Leaseback, irrespective of whether that occurs prior to March 1, 1999 the Bridge Limit shall be $0.

               "Bridge Period" means the period of time commencing on June 15, 1998 and ending on the earlier to occur of (a) February 28, 1999, and
         (b) the consummation of the Permitted Sale/Leaseback.

                2.2 Section 1.1 of the Agreement is hereby amended by deleting definition of "Maximum Amount" therefrom.

                2.3 Section 1.1 of the Agreement is hereby amended by amending the definition of "Maximum Revolving Amount" to read as follows:

         "Maximum Revolving Amount" means $26,500,000.

                2.4 Section 1.1 of the Agreement is hereby amended by amending the definition of "OLV Multiplier" to read as follows:

                        "OLV Multiplier" means the following numbers for following periods:

                Period                 Multiplier
                ------                 ----------
         01/30/98 - 08/31/98              1.00
         09/01/98 - 11/30/98              0.98
         12/01/98 - 02/28/99              0.96
         03/01/99 - 03/31/99              0.95
         04/01/99 - 04/30/99              0.935
         05/01/99 - 05/31/99              0.92
         06/01/99 - 06/30/99              0.905
         07/01/99 - 01/31/99              0.89
         08/01/99 - 08/31/99              0.875
         09/01/99 - 09/30/99              0.86
         10/01/99 - 10/31/99              0.845
         11/01/99 - 11/30/99              0.83
         12/01/99 - 12/31/99              0.815
         01/01/00 and thereafter          0.80

                2.5 Section 7.20 (d) of the Agreement is hereby amended by changing the Minimum EBITDA for December 31, 1998 from, $1,100,000 to $800,000


         3. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to Foothill that all of such Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

         4. NO DEFAULTS. Each Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

         5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Foothill of:

                (a)     executed copy of this Amendment;

                (b)     a restructuring fee of $50,000.

         6. COSTS AND EXPENSES. Borrowers shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and related documents.

         7. LIMITED EFFECT. In the event of a conflict between the terms provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement as amended and supplemented hereby, shall remain in full force and effect.

         8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon, the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                 FOOTHILL CAMAL CORPORATION,
                                 a California corporation


                                 By: /s/ KEVIN M. COYLE
                                     -------------------------------------------
                                 Title: Vice President
                                        ----------------------------------------

                                 CELEBRITY, INC.,
                                 a Texas corporation


                                 By: /s/ LYNN SKILLEN
                                     -------------------------------------------
                                 Title: Vice President & Chief Financial Officer
                                        ----------------------------------------

                                 THE CLUETT CORPORATION,
                                 a California corporation


                                 By:    /s/ LYNN SKILLEN
                                     -------------------------------------------
                                 Title: Vice President
                                        ----------------------------------------


                                 STAR WHOLESALE FLORIST, INC.,
                                 a Texas corporation


                                 By:     /s/ LYNN SKILLEN
                                     -------------------------------------------
                                 Title:   Vice President
                                        ----------------------------------------


                                 INDIA EXOTICS, INC.,
                                 a Texas corporation


                                 By:    /s/ LYNN SKILLEN
                                     -------------------------------------------
                                 Title: Vice President
                                        ----------------------------------------

                                 VALUE FLORIST SUPPLIES, INC.,
                                 a Texas corporation


                                 By:    /s/ LYNN SKILLEN
                                     -------------------------------------------
                                 Title: Vice President
                                        ----------------------------------------

         The undersigned has executed a Continuing Guaranty in favor of Foothill Capital Corporation ("Foothill") respecting the obligations of the above-referenced Borrower owing to Foothill. The undersigned acknowledges the terms of the above Amendment reaffirms and agrees that: its Continuing Guaranty remain in full force and effect; nothing, such Continuing Guaranty obligates Foothill to notify the undersigned of any changes in financial accommodations made available to the Borrowers or to seek reaffirmations of Continuing Guaranty; and no requirement to so notify the undersigned or to, seek reaffirmations in the future shall be implied by the execution of this reaffirmation.


                                 MAGICSILK, INC.,
                                 a Texas corporation



                                 By: /s/ LYNN SKILLEN
                                     -------------------------------------------
                                 Name:  Lynn Skillen
                                       -----------------------------------------
                                 Title: Vice President
                                        ----------------------------------------